Principal alliances	12 Months Ended
Dec. 31, 2017
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Principal alliances

C/ Principal alliances

C.1. Alliance arrangements with Regeneron Pharmaceuticals Inc. (Regeneron)

Collaboration agreement on the discovery, development and commercialization of human therapeutic antibodies

In November 2007, Sanofi and Regeneron signed new agreements (amended in November 2009) for the discovery, development and commercialization of fully human therapeutic antibodies. Sanofi having decided not to extend the discovery agreement, that agreement expired on December 31, 2017. Under the 2009 amended agreements Sanofi committed to funding the discovery and pre-clinical development of fully human therapeutic antibodies by a maximum of $160 million per year through 2017. Sanofi had an option to develop and commercialize antibodies discovered by Regeneron pursuant to the collaboration. Following the signature in July 2015 of the immuno-oncology collaboration agreement described below, $75 million (spread over three years) was reallocated to that new agreement.

If the option was exercised, Sanofi co-develops the antibody with Regeneron and is responsible for funding. Sanofi and Regeneron share co-promotion rights and profits on sales of the co-developed antibodies. On receipt of the first positive Phase III trial results for any such antibody, the subsequent Phase III costs for that antibody are split 80% Sanofi, 20% Regeneron. Amounts received from Regeneron under those arrangements are recognized by Sanofi as a reduction in the line item Research and development expenses. Once a product begins to be commercialized, and provided that the share of quarterly results under the agreement represents a profit, Sanofi is entitled to an additional profit-share (capped at 10% of Regeneron’s share of quarterly profits) until Regeneron has paid 50% of the cumulative development costs incurred by the parties in the collaboration. In addition, Sanofi may be required to make milestone payments based on aggregate sales of all antibodies. As of December 31, 2017 the cumulative development costs incurred by the two parties were €5.2 billion (comprising €2.9 billion funded 100% by Sanofi, and €2.3 billion funded 80% by Sanofi and 20% by Regeneron, amounts translated into euros at the closing US dollar exchange rate). On the earlier of (i) 24 months before the scheduled launch date or (ii) the first positive Phase III trial results, Sanofi and Regeneron share the commercial expenses of the antibodies co-developed under the license agreement. Sanofi recognizes all the sales of those antibodies. Profits and losses arising from commercial operations in the United States are split 50/50. Outside the United States, Sanofi is entitled to between 55% and 65% of profits depending on sales of the antibodies, and bears 55% of any losses. The share of profits and losses attributable to Regeneron under the agreement is recognized in the line items Other operating income or Other operating expenses, which are components of operating income. In addition, Regeneron is entitled to receive payments of up to $250 million contingent on the attainment of specified levels of sales outside the United States.

Praluent®, Dupixent®, Kevzara®, and REGN3500 (SAR 440340) will continue to be developed, and commercialized as applicable, with Regeneron under the Antibody License and Collaboration Agreement (LCA) following the expiry of the discovery agreement.

Immuno Oncology (IO) Discovery and Development Agreement and IO Licence and Collaboration Agreement (IO LCA)

On July 1, 2015, Sanofi and Regeneron entered into a new global collaboration to discover, develop and commercialize new antibody cancer treatments in the emerging field of immuno-oncology. As part of the agreements, the two companies are jointly developing a programmed cell death protein 1 (PD-1) inhibitor antibody currently in Phase IIb (for cutaneous squamous cell carcinoma) and Phase III (for non-small cell lung cancer), and expect to initiate clinical trials with new therapeutic candidates based on ongoing innovative preclinical programs. Sanofi made an upfront payment of $640 million to Regeneron. The two companies will then invest approximately $1 billion from discovery through proof of concept (POC) development (usually a Phase IIa study) of monotherapy and novel combinations of immuno-oncology antibody candidates to be funded 25% by Regeneron ($250 million) and 75% by Sanofi ($750 million). Under the terms of the IO Discovery and Development Agreement, Sanofi is entitled to an additional share of profits of up to 50% of the clinical development costs initially funded by Sanofi. That additional profit-share is capped at 10% of the share of Regeneron’s quarterly profits arising under the IO LCA.

Under the terms of the IO LCA Sanofi and Regeneron also committed to provide additional funding of no more than $650 million on a 50/50 basis ($325 million per company) for the development of REGN2810, a PD-1 inhibitor antibody. In January 2018, Sanofi and Regeneron announced an agreement to increase the PD-1 development budget from the previously disclosed $650 million to $1.64 billion, which will continue to be shared 50/50. In addition, Sanofi will make a one-time milestone payment of $375 million to Regeneron in the event that sales of a PD-1 product and any other collaboration antibody sold for use in combination with a PD-1 product were to exceed, in the aggregate, $2 billion in any consecutive 12-month period. Finally, the two companies agreed to reallocate $75 million (spread over three years) to immuno-oncology antibody research and development from Sanofi’s $160 million annual contribution to their existing antibody discovery collaboration. Beyond the committed funding, additional funding will be allocated as programs enter post-POC development.

Under the terms of the IO Discovery and Development Agreement, Sanofi can exercise its opt-in rights to further development and commercialization under the IO LCA for candidates derived from the discovery program.

Once Sanofi has exercised its opt-in rights for a candidate, future development of that candidate will be conducted either by Sanofi or Regeneron.

Where development is conducted by Sanofi, the entire cost of developing that candidate will be funded by Sanofi, and Regeneron will reimburse half of those costs, subject to a cap of 10% of Regeneron’s quarterly profits.

Where development is conducted by Regeneron, the two parties will share the development costs equally.

Investor agreement

In January 2014, Sanofi and Regeneron amended the investor agreement that has existed between the two companies since 2007 (the “Amended Investor Agreement”). Under the terms of the amendment, Sanofi accepted various restrictions. Sanofi is bound by certain “standstill” provisions, which contractually prohibit Sanofi from seeking to directly or indirectly exert control of Regeneron or acquiring more than 30% of Regeneron’s capital stock (consisting of the outstanding shares of common stock and the shares of Class A stock). This prohibition will remain in place until the earlier of (i) the later of the fifth anniversaries of the expiration or earlier termination of the Zaltrap®collaboration agreement with Regeneron (related to the development and commercialization of Zaltrap®) or the collaboration agreement with Regeneron on monoclonal antibodies (see “Collaboration agreement on the discovery, development and commercialization of human therapeutics antibodies” above), each as amended and (ii) other specified events.

Sanofi has also agreed to vote as recommended by Regeneron’s Board of Directors, except that it may elect to vote proportionally with the votes cast by all of Regeneron’s other shareholders with respect to certain change-of-control transactions, and to vote in its sole discretion with respect to liquidation or dissolution, stock issuances equal to or exceeding 20% of the outstanding shares or voting rights of Regeneron’s Class A Stock and Common Stock (taken together), and new equity compensation plans or amendments if not materially consistent with Regeneron’s historical equity compensation practices.

As soon as it had passed the threshold of 20% ownership of the capital stock, Sanofi exercised its right under the Amended Investor Agreement to designate an independent director, who was appointed to the Board of Directors of Regeneron. The interest held by Sanofi in Regeneron has been consolidated by the equity method since April 2014.

On the conditions set out in the Amended Investor Agreement entered into in January 2014, Sanofi’s right to designate a Regeneron board member was contingent on Sanofi maintaining its percentage share of Regeneron’s outstanding capital stock (measured on a quarterly basis) at a level no lower than the highest percentage level previously achieved, with the maximum requirement capped at 25%. In addition, Sanofi’s interest in Regeneron was subject to a lock-up clause. Those limitations have been amended by the letter agreement of January 2018 (see Note G/).

In November 2015, the Independent Designee (as defined in the Amended Investor Agreement) designated by Sanofi as an independent director resigned from the Regeneron Board of Directors. At Sanofi’s request, pursuant to the Amended Investor Agreement, Regeneron appointed N. Anthony “Tony” Coles, M.D. to its Board of Directors in January 2017 as a successor Sanofi designee.

The Amended Investor Agreement also gives Sanofi the right to receive certain reasonable information as may be agreed upon by the parties and which will facilitate Sanofi’s ability to account for its investment in Regeneron using the equity method of accounting under IFRS.

These three agreements were amended in January 2018 (see Note G/).

C.2. Alliance arrangements with Bristol-Myers Squibb (BMS)

Two of Sanofi’s leading products were jointly developed with BMS: the anti-hypertensive agent irbesartan (Aprovel®/Avapro®/Karvea®) and the anti-atherothrombosis treatment clopidogrel bisulfate (Plavix®/Iscover®).

On September 27, 2012, Sanofi and BMS signed an agreement relating to their alliance following the loss of exclusivity of Plavix® and Avapro®/Avalide® in many major markets.

Under the terms of this agreement, which took effect on January 1, 2013, BMS returned to Sanofi its rights to Plavix® and Avapro®/Avalide® in all markets worldwide with the exception of Plavix® in the United States and Puerto Rico, giving Sanofi sole control and freedom to operate commercially in respect of those products. In exchange, BMS will receive royalty payments on Sanofi’s sales of branded and unbranded Plavix® and Avapro®/Avalide® worldwide (except for Plavix® in the United States and Puerto Rico) until 2018, and will also receive a payment of $200 million from Sanofi in December 2018, part of which will be used to buy out the non-controlling interests (see Note D.18.). Rights to Plavix® in the United States and Puerto Rico remain unchanged and continue to be governed by the terms of the original agreement until December 2019.

In all of the territories managed by Sanofi (including the United States and Puerto Rico for Avapro®/Avalide®) as defined in the new agreement, Sanofi recognizes in its consolidated financial statements the revenue and expenses generated by its own operations. The share of profits reverting to BMS subsidiaries is presented within Net income attributable to non-controlling interests in the income statement.

In the territory managed by BMS (United States and Puerto Rico for Plavix®), Sanofi recognizes its share of profits and losses within the line item Share of profit/(loss) from investments accounted for using the equity method.